UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DEVON ENERGY CORPORATION
(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 3, 2020. Meeting Information DEVON ENERGY CORPORATION Meeting Type: Annual Meeting For holders as of: April 6, 2020 Date: June 3, 2020 Time: 8:00 a.m. local time Location: Devon Energy Center Auditorium 333 W. Sheridan Ave. Oklahoma City, Oklahoma *We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce DEVON ENERGY CORPORATION alternative arrangements for the meeting as promptly as practicable, which may include holding 333 W. SHERIDAN AVE. the meeting solely by means of remote communication. Any alternative arrangements for the OKLAHOMA CITY, OK 73102 meeting will be publicly announced in a press release available on the Company’s Investors webpage at www.devonenergy.com and filed with the SEC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D10299-P31916-Z76155*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 3, 2020. Meeting Information DEVON ENERGY CORPORATION Meeting Type: Annual Meeting For holders as of: April 6, 2020 Date: June 3, 2020 Time: 8:00 a.m. local time Location: Devon Energy Center Auditorium 333 W. Sheridan Ave. Oklahoma City, Oklahoma *We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce DEVON ENERGY CORPORATION alternative arrangements for the meeting as promptly as practicable, which may include holding 333 W. SHERIDAN AVE. the meeting solely by means of remote communication. Any alternative arrangements for the OKLAHOMA CITY, OK 73102 meeting will be publicly announced in a press release available on the Company’s Investors webpage at www.devonenergy.com and filed with the SEC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D10299-P31916-Z76155

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D10300-P31916-Z76155Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D10300-P31916-Z76155

Voting Items The Board of Directors recommends a vote FOR the nominees listed in Agenda Item 1. 1. Election of Directors Nominees: 01) Barbara M. Baumann 07) John Krenicki Jr. 02) John E. Bethancourt 08) Robert A. Mosbacher Jr. 03) Ann G. Fox 09) Duane C. Radtke 04) David A. Hager 10) Keith O. Rattie 05) Robert H. Henry 11) Mary P. Ricciardello 06) Michael M. Kanovsky The Board of Directors recommends a vote FOR Agenda Item 2. 2. Ratify the appointment of the Company's Independent Auditors for 2020. The Board of Directors recommends a vote FOR Agenda Item 3. 3. Advisory Vote to Approve Executive Compensation. 4. OTHER MATTERS D10301-P31916-Z76155Voting Items The Board of Directors recommends a vote FOR the nominees listed in Agenda Item 1. 1. Election of Directors Nominees: 01) Barbara M. Baumann 07) John Krenicki Jr. 02) John E. Bethancourt 08) Robert A. Mosbacher Jr. 03) Ann G. Fox 09) Duane C. Radtke 04) David A. Hager 10) Keith O. Rattie 05) Robert H. Henry 11) Mary P. Ricciardello 06) Michael M. Kanovsky The Board of Directors recommends a vote FOR Agenda Item 2. 2. Ratify the appointment of the Company's Independent Auditors for 2020. The Board of Directors recommends a vote FOR Agenda Item 3. 3. Advisory Vote to Approve Executive Compensation. 4. OTHER MATTERS D10301-P31916-Z76155

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